Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ENACTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(dated March 12, 2010)

In connection with the Annual Report on Form 10-K of LNB Bancorp, Inc. (the “Corporation”) for the period ending December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel E. Klimas, President and Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation as of, and for, the periods presented in the report.

/s/  Daniel E. Klimas
Daniel E. Klimas
President and Chief Executive Officer